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                                                                   EXHIBIT 10.86

                        LLO-GAS, INC./JOHN CASTELLUCCI

                                     NOTE
                                     ----

$150,000                                                      Malibu, California
                                                              July 19, 1999

     FOR VALUE RECEIVED, LLO-GAS, INC. and JOHN CASTELLUCCI (hereinafter individually and collectively the "Undersigned") promises to pay to INTERLOCHEN ENTERPRISES, INC., c/o Ronald J. Stauber, Inc. - Trust Account - at 1880 Century Park East, Suite 300, Los Angeles, California 90067, or at such place as the holder hereof may from time to time designate, in writing, the principal sum of One Hundred Fifty Thousand ($150,000) Dollars, lawful money of the United States of America, together with interest at the rate of Eight (8%) Percent.

     The Note is all due and payable on July 18, 2000.

     All unpaid interest shall be due on January 1, 2000 and, thereafter, payable monthly commencing on January 18, 2000 and on the 18th day of each and every month thereafter.

     The Undersigned hereby waives presentment, demand for payment, notices of dishonor, protest and notice of protest, and any or all other notices or demands in connection with this note. Any failure of Alexander to exercise any right thereunder shall not be construed as a waiver of the rights to exercise the same or any other right at any time and from time to time thereafter.

     The Undersigned hereby consents to the jurisdiction of any state or federal court within the State of California having jurisdiction for all purposes in connection with any action or proceeding commenced between the parties hereto, the subject matter of which relates to any controversy or claim arising out of, under, or relating to this note or the breach thereof.

     The Undersigned hereby agrees to pay all costs of collection incurred by INTERLOCHEN ENTERPRISES, INC. in connection with this note including, without limitation, attorneys fees for both outside and employed counsel, and that INTERLOCHEN ENTERPRISES, INC. may collect all such costs of collection as part of the liabilities.

     Any notice to the Undersigned shall be sufficiently served for all purposes if placed in the mail addressed to, or left upon the premises at, the address set forth below.

     If any term or provision of this note or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this note or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each

                                       1.
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such term and provision of this note shall be valid and be enforced to the fullest extent permitted by law.

     No waiver of any breach or any provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other provision herein contained. No waiver shall be effective unless given in writing by a person duly authorized. This note may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by his agent duly authorized in writing or as otherwise expressly permitted herein. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     IN WITNESS WHEREOF, the parties hereto have executed as of the 19th day of July, 1999.

                                              LLO-GAS, INC.

                                              By:  /s/ John Castellucci
                                                 -------------------------------
                                                   John Castellucci, President


                                                   /s/ John Castellucci
                                              ----------------------------------
                                              JOHN CASTELLUCCI, Individually


                                       2.